Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As disclosed in our Form 8-K filed with the SEC on July 8, 2015, on July 1, 2015, Tucson Saint Mary’s Suite Hospitality LLC, a subsidiary of InnSuites Hospitality Trust (the “Trust”), entered into a Real Estate Purchase Agreement (“Sale Agreement”) to sell its Hotel Tucson City Center InnSuites property to Lee & J Hospitality, Inc, (“Buyer”) an unrelated third party to the Trust for $9.65 million in cash. Right, title and interest to the Hotel Tucson City Center InnSuites hotel property (“Hotel”) was transferred on October 14, 2015. The transfer of these assets constituted the disposition of a significant amount of assets of the Trust.

The following unaudited condensed consolidated financial statements are presented to illustrate the effects of the Sale Transaction. The unaudited pro forma condensed consolidated balance sheet as of July 31, 2015 illustrates the estimated effects of the Sale Transaction as if the sale had occurred on July 31, 2015 and as if all income from the sale had been earned as of that date. The unaudited pro forma condensed consolidated income statement for the six months ended July 31, 2015 and the year ended January 31, 2015 sets forth the estimated effects of the Sale Transaction on the Trust’s condensed consolidated statements of income as if the sale had occurred in its entirety at the beginning of each those periods.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Trust’s actual results would have been had the Sale Transaction occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statement, including the notes thereto, should be read in conjunction with Trust’s audited consolidated financial statements and the notes in the Trust’s Annual Report on Form 10-K as for the fiscal year ended January 31, 2015, as filed with the SEC on April 30, 2015.

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	HISTORICAL	PROPERTY SOLD PRO FORMA		PRO FORMA
	JULY 31, 2015	ADJUSTMENT	NOTES	JULY 31, 2015

ASSETS
Current Assets:
Cash and Cash Equivalents	$300,950	$-		$300,950
Accounts Receivable	312,024	-		312,024
Advances to Affiliates - Related Party	-	-		-
Prepaid Expenses and Other Current Assets	160,294	-		160,294
Total Current Assets	773,268	-		773,268
Hotel Properties, net	25,680,396	(7,283,041)	(a)	18,397,355
Property, Plant and Equipment, net	142,303	-		142,303
TOTAL ASSETS	$26,595,967	$(7,283,041)		$19,312,926

LIABILITIES AND EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Expenses	$2,338,480	$(451,576)	(a)	$1,886,904
Current Portion of Mortgage Notes Payable	5,190,898	(4,745,649)	(a)	445,249
Current Portion of Notes Payable to Banks	692,530	-		692,530
Line of Credit - Related Party	108,270	-		108,270
Current Portion of Other Notes Payable	217,209	-		217,209
Total Current Liabilities	8,547,387	(5,197,225)		3,350,162
Mortgage Notes Payable	13,578,243	-		13,578,243
Other Notes Payable	21,448	-		21,448

TOTAL LIABILITIES	22,147,078	(5,197,225)		16,949,853

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Shares of Beneficial Interest, without par value, unlimited authorization	14,827,601	(1,420,232)	(b)	13,407,369
Treasury Stock	(12,252,277)	-		(12,252,277)
TOTAL TRUST SHAREHOLDERS’ EQUITY	2,575,324	(1,420,232)		1,155,092
NON-CONTROLLING INTEREST	1,873,565	(665,584)	(b)	1,207,981
TOTAL EQUITY	4,448,889	(2,085,816)	(b)	2,363,073
TOTAL LIABILITIES AND EQUITY	$26,595,967	$(7,283,041)		$19,312,926

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		PROPERTY SOLD
	HISTORICAL	PRO FORMA		PRO FORMA
	JANUARY 31, 2015	ADJUSTMENT	NOTES	JANUARY 31, 2015
REVENUE
Room	$13,186,396	$(2,972,731)		$10,213,665
Food and Beverage	954,432	(792,368)	(c)	162,064
Management and Trademark Fees	278,210	-		278,210
Other	253,834	(67,989)	(c)	185,845
TOTAL REVENUE	14,672,872	(3,833,088)		10,839,784

OPERATING EXPENSES
Room	3,957,611	(926,322)	(c)	3,031,289
Food and Beverage	903,848	(627,794)	(c)	276,054
Telecommunications	30,420	(2,469)	(c)	27,951
General and Administrative	3,450,220	(400,877)	(c)	3,049,343
Sales and Marketing	1,316,857	(157,489)	(c)	1,159,368
Repairs and Maintenance	1,243,273	(333,167)	(c)	910,106
Hospitality	870,065	(190,608)	(c)	679,457
Utilities	1,314,514	(547,580)	(c)	766,934
Hotel Property Depreciation	1,782,421	(461,856)	(c)	1,320,565
Real Estate and Personal Property Taxes, Insurance and Ground Rent	943,914	(124,695)	(c)	819,219
Other	31,104	(442)	(c)	30,662
TOTAL OPERATING EXPENSES	15,844,247	(3,773,299)		12,070,948
OPERATING LOSS	(1,171,375)	(59,789)		(1,231,164)
Interest Income	197	-		197
Interest Income on Advances to Affiliates - Related Party	8,971	-		8,971
TOTAL OTHER INCOME	9,168	-		9,168
Interest on Mortgage Notes Payable	705,198	(182,199)		522,999
Interest on Notes Payable to Banks	101,924	-		101,924
Interest on Other Notes Payable	29,486	(729)	(c)	28,757
Interest on Line of Credit - Related Party	43,461	-		43,461
TOTAL INTEREST EXPENSE	880,069	(182,928)		697,141
CONSOLIDATED NET LOSS BEFORE INCOME TAX PROVISION	(2,042,276)	123,139		(1,919,137)
Income Tax Provision	(198,648)	-		(198,648)
CONSOLIDATED NET LOSS	$(2,240,924)	$123,139		$(2,117,785)
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(137,287)	$-		$(137,287)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	$(2,103,637)	$123,139		$(1,980,498)
NET LOSS PER SHARE – BASIC AND DILUTED	$(0.25)	$-		$(0.25)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	8,313,093	-		8,313,093
CASH DIVIDENDS PER SHARE	$0.01	$-		$0.01

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		PROPERTY SOLD
	HISTORICAL	PRO FORMA		PRO FORMA
	JULY 31, 2015	ADJUSTMENT	NOTES	JULY 31, 2015
REVENUE
Room	$7,561,396	$(1,757,135)		$5,804,261
Food and Beverage	626,600	(536,620)	(c)	89,980
Management and Trademark Fees	128,144	-		128,144
Other	225,879	(17,822)	(c)	208,057
TOTAL REVENUE	8,542,019	(2,311,577)		6,230,442

OPERATING EXPENSES
Room	2,269,162	(542,685)	(c)	1,726,477
Food and Beverage	557,413	(412,462)	(c)	144,951
Telecommunications	13,199	(1,867)	(c)	11,332
General and Administrative	1,847,716	(186,977)	(c)	1,660,739
Sales and Marketing	660,419	(112,073)	(c)	548,346
Repairs and Maintenance	706,696	(173,491)	(c)	533,205
Hospitality	508,900	(146,333)	(c)	362,567
Utilities	645,877	(274,427)	(c)	371,450
Hotel Property Depreciation	913,751	(232,661)	(c)	681,090
Real Estate and Personal Property Taxes, Insurance and Ground Rent	381,721	(64,620)	(c)	317,101
Other	13,830	(1,332)	(c)	12,498
TOTAL OPERATING EXPENSES	8,518,684	(2,148,928)		6,369,756
OPERATING INCOME (LOSS)	23,335	(162,649)		(139,314)
Interest Income	7	-		7
Interest Income on Advances to Affiliates - Related Party	-	-		-
TOTAL OTHER INCOME	7	-		7
Interest on Mortgage Notes Payable	422,376	(91,082)	(c)	331,294
Interest on Notes Payable to Banks	88,361	(15,038)	(c)	73,323
Interest on Other Notes Payable	3,852	-		3,852
Interest on Line of Credit - Related Party	8,090	-		8,090
TOTAL INTEREST EXPENSE	522,679	(106,120)		416,559
CONSOLIDATED NET LOSS BEFORE INCOME TAX PROVISION	(499,337)	(56,529)		(555,866)
Income Tax Provision	(71,571)	-		(71,571)
CONSOLIDATED NET LOSS	$(570,908)	$(56,529)		$(627,437)
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(16,540)	$(5,461)		$(22,001)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	$(554,368)	$(51,068)		$(605,436)
NET LOSS PER SHARE – BASIC AND DILUTED	$(0.07)	$-		$(0.07)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	8,274,317	-		8,274,317

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

1.	NOTES TO UNAUDITED PRO FORMA ADJUSTMENT

(a)	The pro forma adjustment to Hotel Properties, net, Accounts Payable and Accrued Expenses and Current Portion of Mortgage Notes Payable that was on our balance sheet as of July 31, 2015 related to the removal of the net assets and liabilities of the Hotel.

(b)	The pro forma adjustment to Shares of Beneficial Interest and Non-Controlling Interest that was on the balance sheet as of July 31, 2015 related to the removal of the Shareholders Equity of the Hotel.

(c)	Revenues and Expenses have been adjusted on the pro forma income statements for the year ending January 31, 2015 and for the six months ending July 31, 2105 to remove the revenues and expenses associated with the Hotel.